SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                     ______

                                    FORM 8-K

                                 CURRENT REPORT




                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934




Date of report (Date of earliest event reported):    February 24, 2005



                                   Coach, Inc.
                                   -----------
             (Exact name of registrant as specified in its charter)


    Maryland                        1-16153                  52-2242751
    --------                        -------                  ----------
   (State of               (Commission File Number)         (IRS Employer
 Incorporation)                                          Identification No.)


                    516 West 34th Street, New York, NY 10001
                    ----------------------------------------
               (Address of principal executive offices) (Zip Code)



                                 (212) 594-1850
                                 --------------
              (Registrant's telephone number, including area code)

Item 5.02: Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

     On February 24, 2005, the Board of Directors of Coach, Inc. (the "Company") appointed Ivan Menezes, President and Chief Executive Officer of Diageo North America, Inc., to Coach's Board of Directors. The appointment of Mr. Menezes, which is effective as of February 24, 2005, brings the membership of Coach's directors to eight.



Item 9.01:  Financial Statements and Exhibits.

(c)  Exhibits.  The following exhibit is being furnished herewith:

99.1              Press Release, dated February 24, 2005

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  February 25, 2005

                               COACH, INC.

                               By:   /s/  Carole P. Sadler
                                     ----------------------------------------
                                     Carole P. Sadler
                                     Senior Vice President, General Counsel
                                     and Secretary

                                  EXHIBIT INDEX

99.1              Press Release, dated February 24, 2005